Logan Capital Broad Innovative Growth ETF

(Ticker: LCLG)
(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated January 30, 2024 to the
Summary Prospectus dated August 28, 2023

The Fund’s investment adviser approved the reduction of the size of Creation Units for the Fund from 25,000 Shares to 10,000 Shares effective February 1, 2024.

Accordingly, the second paragraph under the subheading titled “Purchase and Sale of Fund Shares” on page 6 of the Fund’s Summary Prospectus has been revised to read as follows:
The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash. The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 10,000 Shares, though this may change from time to time.

Please retain this Supplement with your Summary Prospectus